Goodwill and Intangible Assets	12 Months Ended
Dec. 31, 2019
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill and Intangible Assets
10. GOODWILL AND INTANGIBLE ASSETS

In connection with the change in organizational structure completed in the first quarter of 2019 (the “2019 Segment Change”), the Company allocated goodwill and accumulated impairment loss balances as of January 1, 2019 between reporting units using a relative fair value allocation approach. The change was considered a triggering event indicating a test for goodwill impairment was required as of January 1, 2019. The Company performed the impairment test, which did not result in the identification of any impairment losses.

In connection with the change in organizational structure completed in the first quarter of 2020 (the “2020 Segment Change”), the Company allocated goodwill and accumulated impairment loss balances as of January 1, 2020 between reporting units using a relative fair value allocation approach. The change was considered a triggering event indicating a test for goodwill impairment was required as of January 1, 2020. The Company performed the impairment test, which did not result in the identification of any impairment losses. As a result of the 2020 Segment Change, the Company has the following two reportable segments: Meal Preparation and Snacking & Beverages. See Note 22 for more information regarding the 2020 Segment Change.

During 2019, all prior period information was originally recast to reflect the 2019 Segment Change. Upon the 2020 Segment Change, all prior period information was recast to reflect this change in reportable segments and as such, the information herein no longer presents the 2019 Segment Change.

Changes in the carrying amount of goodwill for the years ended December 31, 2019 and 2018 are as follows:

	Meal Preparation	Snacking & Beverages	Total
	(in millions)
Balance at January 1, 2018	$1,278.0	$895.0	$2,173.0
Accumulated impairment losses	(11.5)	(33.0)	(44.5)
Divestiture	(10.6)	—	(10.6)
Foreign currency translation	(5.8)	(4.2)	(10.0)
Balance at December 31, 2018	1,250.1	857.8	2,107.9
Reclassification to assets held for sale (1)	—	(5.7)	(5.7)
Foreign currency translation	2.9	2.2	5.1
Balance at December 31, 2019	$1,253.0	$854.3	$2,107.3

(1) Relates to the reclassification of goodwill allocated to the In-Store Bakery facilities divestiture. Refer to Note 8 for additional information.

The Company performed the annual impairment assessment on goodwill as of December 31, 2019 and 2018, noting no impairment losses.

Upon completion of the annual goodwill impairment analysis as of December 31, 2017, the Company recorded impairment losses of $33.0 million related to the Snacks reporting unit. This reporting unit did not achieve the forecasted results for the year ended December 31, 2017. The Company finalized its budgeting process in the fourth quarter which resulted in reduced future revenue and profitability expectations. The primary factor impacting the future revenue and profitability expectations for the Snacks reporting unit was competitive pressures.  These changes in expectations and the related reductions in discounted future cash flows resulted in book values that exceeded the fair values for these reporting units, which required the recognition of impairment losses. The Company early adopted ASU 2017-04, Simplifying the Test for Goodwill Impairment, during the fourth quarter of 2017; therefore, the income approach was used to calculate the impairment. This approach utilizes projected cash flow estimates developed by the Company to determine fair value, which are unobservable, Level 3 inputs. Unobservable inputs are used to measure fair value to the extent that relevant observable inputs are not available. The Company developed its estimates using the best information available at the time. As a result of the change in organizational structure completed in the first quarter of 2019, the Company allocated this impairment loss from the Snacks reporting unit to the Snacking & Beverages segment. The goodwill impairment losses are included in Asset impairment of the Consolidated Statements of Operations.

Approximately $368.7 million of goodwill is deductible for tax purposes.

Indefinite-lived Intangible Assets

The Company has $22.0 million and $21.4 million of trademarks with indefinite lives as of December 31, 2019 and 2018, respectively.

The Company performed the annual impairment assessment on indefinite-lived intangibles as of December 31, 2019 and 2018, resulting in no impairment losses. The fair value of one of our trademarks with a book value of $16.0 million as of December 31, 2019 exceeds its book value by 10%. Based on our plans for this product line, we do not anticipate impairment of this trademark in the foreseeable future. However, if our expectations are not met or certain factors outside of our control, such as discount rates, change then this trademark could become impaired. The remainder of the Company's indefinite-lived trademarks had fair values in excess of book value of greater than 10%. Changes in our estimates or any of our other assumptions used in our analysis could result in a different conclusion.

Finite-lived Intangible Assets

The gross carrying amounts and accumulated amortization of intangible assets, with finite lives, as of December 31, 2019 and 2018 are as follows.

	December 31,
	2019			2018
	Gross Carrying Amount	Accumulated Amortization	Net Carrying Amount	Gross Carrying Amount	Accumulated Amortization	Net Carrying Amount
	(In millions)
Intangible assets with finite lives:
Customer-related	$778.1	$(355.2)	$422.9	$861.6	$(334.0)	$527.6
Contractual agreements	0.5	(0.5)	—	0.5	(0.5)	—
Trademarks	53.0	(27.1)	25.9	52.8	(22.5)	30.3
Formulas/recipes	22.1	(19.2)	2.9	23.4	(17.0)	6.4
Computer software	179.0	(98.0)	81.0	154.4	(83.7)	70.7
Total finite lived intangibles	$1,032.7	$(500.0)	$532.7	$1,092.7	$(457.7)	$635.0

During the fourth quarter of 2019, the Company reclassified $9.4 million of primarily customer-related intangible assets to assets held for sale related to the In-Store Bakery facilities divestiture. Refer to Note 8 for additional information.

The Company routinely evaluates the useful life attributed to its assets. During the second quarter ended June 30, 2019, the Company determined that the useful lives of certain computer software should be increased from seven years to ten years based on historical experience related to the use of this software and our expectation of its future usability. The Company accounted for this as a change in estimate that was applied prospectively, effective as of April 1, 2019. This change in useful life resulted in a reduction of amortization expense of $5.0 million, and an increase in both basic and diluted earnings per share of $0.06, during the twelve months ended December 31, 2019.

Asset Impairment

During the third quarter of 2019, we recognized $45.2 million of finite lived intangible asset impairment. Refer to Note 9 for additional information.

In the fourth quarter of 2017, the Company determined the carrying value of certain long-lived assets may not be recoverable due to the decline in forecasted future cash flows in the Bars asset group within the Snacks division. As a result, we evaluated long-lived assets for impairment and determined that the book value of the customer-related assets in this asset group were not recoverable. The customer-related assets were determined to have no fair value using an excess earnings approach and an impairment charge of $26.0 million was recorded on all remaining Bars customer-related assets. The excess earnings approach calculates the Company’s earnings above an expected return on the Company’s tangible assets. This approach utilizes projected cash flow estimates developed by the Company to determine fair value, which are unobservable, Level 3 inputs. Unobservable inputs are used to measure fair value to the extent that relevant observable inputs are not available. The Company developed our earnings estimates using the best information available at the time. No other impairments were identified related to the remaining long-lived assets of asset groups. The impairment is included in Asset impairment in the Consolidated Statements of Operations. As a result of the change in organizational structure completed in the first quarter of 2019, the Company moved the Bars asset group from the Snacks division to the Snacking & Beverages segment.

There were no other impairments related to finite lived intangibles.

Considerable management judgment is necessary to evaluate the impact of operating changes and to estimate future cash flows. Assumptions used in our impairment evaluations, such as forecasted growth rates and our cost of capital, are consistent with our internal projections and operating plans.

Estimated amortization expense on intangible assets for the next five years is as follows:

(In millions)
2020	$63.9
2021	61.5
2022	58.0
2023	57.6
2024	56.8